UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 18, 2006


                          INTEGRAL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                  0-28353               98-0163519
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  (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)


          805 W. Orchard Dr., Suite 7, Bellingham, WA       98225
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           (Address of principal executive offices)       (Zip Code)


Registrant's  telephone  number,  including  area  code:  (360)  752-1982
                                                          ---------------

     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On December 18, 2006, Integral Technologies, Inc. ("Integral") announced that it had entered into a Patent License Agreement with ADAC Plastics, Inc., d/b/a ADAC Automotive ("ADAC"), pursuant to which Integral granted to ADAC the rights to use Integral's proprietary ElectriPlast technology for use in car antennas, cup holder heating elements, driver's seat heating elements and light-emitting diode
(LED) packs manufactured and sold by specified customers of ADAC. The effective date of the agreement was November 28, 2006.

ADAC Automotive is a full-service automotive supplier dedicated to the production of door handles and components, cowl vent grilles, exterior trim, and marker lighting. Founded in 1975 as ADAC Plastics, Inc., the Grand Rapids, Mich.-based company operates facilities in North America and the United Kingdom, which comprise a combined total of nearly 800,000 square feet of manufacturing space. Today, ADAC is a $225 million company with more than 1,300 employees in the U.S. and U.K.

As outlined in the agreement, ADAC was granted a non-exclusive, non-sublicensable, non-assignable, worldwide license. The agreement will terminate upon the expiration of the last patent licensed under the agreement. ADAC may terminate the agreement upon 30 days notice at any time. Either party may terminate the agreement for cause, subject to a 30 day cure period. Integral may terminate the agreement in the event ADAC institutes any legal action claiming that Integral's patents are invalid or unenforceable, or alleging that Integral infringes on any ADAC patent.

ADAC paid a nominal up-front fee of $1.00 to Integral. Any revenue to be generated by Integral under the agreement will be from raw materials fees. The parties agreed to use good faith efforts to reach agreement on commercially reasonable terms for the pricing and delivery of raw materials.

The foregoing description does not constitute a complete summary of the terms of the Patent License Agreement and reference is made to the complete text of the Patent License Agreement, a copy of which is attached as an exhibit to this report and is incorporated by reference herein.

ITEM 7.01. REGULATION  FD.

On December 18, 2006, Integral issued a press release to announce the agreement with ADAC, which is described above under Item 1.01. A copy of the press release is attached as an exhibit hereto.

ITEM 9.01. FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit   Description
-------   -----------

10.24 Patent License Agreement between the Company and ADAC Plastics, Inc. d/b/a ADAC Automotive, dated November 28, 2006. (Filed herewith.)

99.07     Press  release  dated  December  18,  2006.  (Filed  herewith.)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTEGRAL  TECHNOLOGIES,  INC.


                                        By:  /s/  William  A.  Ince
                                             -------------------------------
                                             William A. Ince, President

Date: December 20, 2006

                                  EXHIBIT INDEX
                                  -------------

Exhibit   Description
-------   -----------

10.24 Patent License Agreement between the Company and ADAC Plastics, Inc. d/b/a ADAC Automotive, dated November 28, 2006. (Filed herewith.)

99.07     Press  release  dated  December  18,  2006.  (Filed  herewith.)